THIRD AMENDMENT TO
                            EXHIBITION TOUR AGREEMENT

     THIS AMENDMENT TO EXHIBITION TOUR AGREEMENT ("Agreement") is entered into this 7th day of March, 2002, by and between RMS TITANIC, INC., a Florida corporation ("RMST") and SFX FAMILY ENTERTAINMENT, INC., a Delaware corporation and successor in interest to MAGICWORKS ENTERTAINMENT, INC. ("SFXFE").

                                    RECITALS

A. RMST and SFXFE have previously entered into that Agreement dated March 31, 1999;

B. RMST and SFXFE amended that Agreement on September 18, 2000 ("First Amendment");

C.   RMST and SFXFE amended that Agreement on May 7, 2001 ("Second  Amendment");
     and,

D. RMST and SFXFE desire to amend certain provisions contained in the Agreement, First Amendment and Second Amendment ("Third Amendment") as more fully set forth herein.


                                 THIRD AMENDMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto do hereby agree as follows:

     1. Defined Terms. Each capitalized term used in this Third Amendment which is not defined herein will have the meaning assigned thereto pursuant to the provisions of the Agreement, First Amendment and Second Amendment.

     2. Modification to Financial Provisions. The provisions in the Agreement, First Amendment and Second Amendment relating to the financial obligations of SFXFE to RMST are hereby amended as follows:

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     (a)  Division  and  Payment  of  Revenues.  Upon  execution  of this  Third
Amendment, new Section 6.8 shall be added and shall read as follows:


                  With regard to the Exhibition to be held at the Museum of Science and Industry in Chicago, Illinois during the period of July 1, 2002 through January 3, 2003 ("Chicago Exhibition"), SFXFE agrees to pay an advance equal to Two Hundred Fifty Thousand Dollars ($250,000) ("Advance") to RMST upon execution of this Third Amendment. In the event that Revenues earned during the 2002 year from all Exhibits equal or exceed Fourteen Million Four Hundred Ten Thousand Dollars ($14,410,000), SFXFE shall pay to RMST twenty-five percent
                  (25%) of the Revenues earned by the Chicago Exhibition. However, if Revenues earned during the 2002 year from all Exhibits is less than Fourteen Million Four Hundred Ten Thousand Dollars ($14,410,000), SFXFE shall pay to RMST twenty percent (20%) of the Revenues earned by the Chicago Exhibition. The Advance shall be recouped from first dollars otherwise distributed by SFXFE to RMST.

     3. Modification to Provisions Relating to the Term. The provisions in the Agreement, First Amendment and Second Amendment relating to the term of the Agreement, First Amendment and Second Amendment are hereby amended as follows:

(a) Time Periods Covered by the Extension Period. The text of Section 12.1 of the Agreement, Section 3 of the First Amendment and Section 3 of the Second Amendment are hereby deleted in their entirety and replaced with the following:

                                       Begin Date                 End Date
                  Extension Period   November 30, 2001           January 5, 2003

(b) Notwithstanding Section 2(a) hereof, the following Exhibitions will close on the dates as note:

                                                              Close Date
                  Phoenix, Arizona Exhibition               May 2002
                  Cleveland, Ohio Exhibition                September 2002
                  Richmond, Virginia Exhibition             January 2003
                  Houston, Texas Exhibition                 January 2003
                  Chicago, Illinois Exhibition              January 2003

     (c) Any further modifications to the Extension Period shall be mutually agreed to by the parties in writing.

     (d) All other terms and provisions of the Agreement, First Amendment and Second Amendment shall apply with respect to the Extension Period. The parties hereby expressly agree and acknowledge that, to the extent not modified by this Third Amendment, the Agreement, First Amendment and Second Amendment will remain in full force and effect throughout the Extension Period.

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     4. Ratification.  Except as expressly amended hereby, the Agreement,  First
Amendment and Second Amendment are ratified, confirmed and carried forward in all respects by the parties hereto.

EXECUTED as of the date first set forth above:

                                      RMS TITANIC, INC.

                                      By: _____________________________
                                      Name: ___________________________
                                      Title: ____________________________


                                      SFX FAMILY ENTERTAINMENT, INC.

                                      By: _____________________________
                                      Name: ___________________________
                                      Title: ____________________________